EXHIBIT 32.02

Certification of Chief Financial Officer Pursuant to
18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jack Lazar, Chief Financial Officer of GoPro, Inc. (the "Company"), hereby certify that, to the best of my knowledge:

1.
The Company's Annual Report on Form 10-K for the period ended December 31, 2014, to which this Certification is attached as Exhibit 32.1 (the "Annual Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act, and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jack Lazar
Jack Lazar Chief Financial Officer (Principal Financial Officer)

Date: February 19, 2015